BRIGHTHOUSE FUNDS TRUST II
(the “Trust”)
SUPPLEMENT DATED JUNE 29, 2026
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 27, 2026, AS SUPPLEMENTED
BlackRock Capital Appreciation Portfolio
Jennison Growth Portfolio
T. Rowe Price Large Cap Growth Portfolio
This Supplement provides new information beyond that contained in the Summary Prospectus and Prospectus of each of BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio (each a “Portfolio” and collectively, the “Portfolios”) and the Portfolios’ Statement of Additional Information (“SAI”) and should be read in conjunction with such documents.
Effective July 1, 2026 (“Effective Date”), each Portfolio is updating its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”), to reflect that the Portfolio is a non‑diversified fund under the 1940 Act. Shareholders of each Portfolio voted to approve the reclassification of their respective Portfolio from diversified to non‑diversified at a special meeting of shareholders held on June 5, 2026.
In connection with the foregoing, as of the Effective Date, the Summary Prospectus and Prospectus of each Portfolio and the SAI are amended as follows:
In the Portfolio Summary of the Summary Prospectus and the Prospectus of each Portfolio, the following is added after the last paragraph of the section entitled “Principal Investment Strategies”:
The Portfolio is non‑diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio
In the Portfolio Summary of the Summary Prospectus and the Prospectus of each Portfolio, the following is added after the last paragraph of the section entitled “Principal Risks”:
Non‑Diversification Risk. To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
In the section entitled “Principal Risks of Investing in the Portfolio” of the Prospectus of each Portfolio, the following paragraph is added after the last paragraph of the section:
Non‑Diversification Risk
The Portfolio is non‑diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio. To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
In the subsection entitled “Trust II Portfolio Non‑Fundamental Investment Restrictions” in the section entitled “Investment Restrictions” of the SAI, the non‑fundamental policies #4 and #5 are deleted in their entirety and replaced with the following:

4.
Except as noted, with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to cash and cash items

(including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company (MetLife Stock Index Portfolio intends to be diversified in approximately the same proportion as its underlying index, the S&P 500 Index, is diversified and may become non‑diversified, as defined in the 1940 Act, exceeding the investment limits described in this policy, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index; and each of BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio, as a non‑diversified fund, is not subject to any policy which limits its investments in a single issuer); or

5.
Except as noted, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company (MetLife Stock Index Portfolio intends to be diversified in approximately the same proportion as its underlying index, the S&P 500 Index, is diversified and may become non‑diversified, as defined in the 1940 Act, exceeding the investment limits described in this policy, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index; and each of BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio, as a non‑diversified fund, is not subject to any policy which limits its investments in a single issuer).

In the subsection entitled “Beneficial Interests in Trust II” in the section entitled “Description of the Trusts” of the SAI, the third paragraph is deleted in its entirety and replaced with the following:
Except as noted, each Trust II Portfolio is classified under the 1940 Act as “diversified” except BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio, each of which is non‑diversified. MetLife Stock Index Portfolio intends to be diversified in approximately the same proportion as the S&P 500 Index is diversified. MetLife Stock Index Portfolio may become non‑diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE